United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION

Statement of Investments

September 30, 2013

(Unaudited)

COMMON STOCKS 79.2%

Shares		Value
	Banking and Finance 8.4%
925,000	The Bank of New York Mellon Corporation	$ 27,925,750
240,000	Capital One Financial Corporation	16,497,600
175,000	JPMorgan Chase & Co.	9,045,750
		53,469,100

	Commercial Services 2.8%
150,000	Clean Harbors, Inc. (a)	8,799,000
488,712	Heritage-Crystal Clean, Inc. (a)	8,794,372
		17,593,372

	Diversified Industrial 5.9%
590,000	Brady Corporation Class A	17,995,000
209,750	General Electric Company	5,010,928
110,000	Roper Industries, Inc.	14,615,700
		37,621,628

	Energy 5.1%
250,000	Encana Corporation	4,332,500
280,000	Murphy Oil Corporation	16,889,600
70,000	Murphy USA, Inc.	2,827,300
320,000	QEP Resources, Inc.	8,860,800
		32,910,200

	Health Care 7.9%
590,000	Agilent Technologies, Inc.	30,237,500
200,000	Medtronic, Inc.	10,650,000
200,000	Merck & Co. Inc.	9,521,800
		50,409,300
	Insurance 14.4%
34,660	The Plymouth Rock Company, Inc. Class A (b)(c)	91,849,000

	Metals and Mining 2.4%
100,000	Cameco Corporation	1,807,000
400,000	Freeport-McMoRan Copper & Gold Inc.	13,232,000
		15,039,000

	Retailing 4.6%
20,000	Aerogroup International, Inc. (a)(c)	518,200
150,000	Coach, Inc.	8,179,500
400,000	Tesco PLC ADR	7,024,000
260,000	Walgreen Co.	13,988,000
		29,709,700

Shares		Value
	Semiconductor 12.7%
600,000	Analog Devices, Inc.	$ 28,230,000
829,900	CEVA, Inc. (a)	14,315,775
1,490,000	Intel Corporation	34,152,290
1,500,000	Mindspeed Technologies, Inc. (a)	4,560,000
		81,258,065

	Software and Services 2.4%
397,743	Convergys Corporation	7,457,681
20,000	International Business Machines Corporation	3,703,600
100,000	Oracle Corporation	3,317,000
100,000	Xerox Corporation	1,029,000
		15,507,281

	Technology Hardware and Equipment 11.5%
679,300	Coherent, Inc. (a)	41,681,848
500,000	Flextronics International Ltd. (a)	4,545,000
260,000	Motorola Solutions, Inc.	15,438,800
534,900	RadiSys Corporation (a)	1,717,029
3,000,000	Sonus Networks, Inc. (a)	10,110,000
		73,492,677

	Telecommunication Services 1.1%
200,000	Vodafone Group Plc ADR	7,036,000

	Total Common Stocks (cost $259,574,724)	505,895,323

	PREFERRED STOCKS 0.3%

	Energy 0.3%
294,941	GeoMet, Inc. Series A Convertible Redeemable Preferred Stock (d)(e)	1,990,852
	Total Preferred Stocks (cost $2,027,220)	1,990,852

	SHORT-TERM INVESTMENTS 15.7%

Principal
	U.S. Treasury Bills 15.7%
$100,000,000	U.S. Treasury Bills 0.014% - 0.043%, due 10/24/13 – 12/12/13 (d)	99,996,441
	Total Short-term Investments (cost $99,996,441)	99,996,441
	Total Investments (cost $361,598,385) (f)(95.2%)	607,882,616
	Cash, receivables and other assets less liabilities (4.8%)	30,514,537

	Net Assets (100%)	$638,397,153

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940.

(c) Valued based on Level 3 Inputs – See Note 2.

(d) Valued based on Level 2 Inputs – See Note 2.

(e) Dividends paid in additional shares.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors.

As of September 30, 2013, the tax cost of investments was $361,598,385. Net unrealized appreciation was $246,284,231 consisting of gross unrealized appreciation and gross unrealized depreciation of $259,952,400 and $13,668,169, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•         Level 1 – Quoted prices in active markets for identical investments;

•         Level 2 – Other significant observable assumptions obtained from independent sources, for example, quoted prices for similar investments, or the use of models or other valuation methodologies such as amortized cost for certain short-term investments;

•         Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2013 are classified as shown below:

	Level 1	Level 2	Level 3	Total
Common stocks	$413,528,123	-	$92,367,200	$505,895,323
Preferred stocks	-	$1,990,852	-	1,990,852
Short-term investments	-	99,996,441	-	99,996,441
Total investments	$413,528,123	$101,987,293	$92,367,200	$607,882,616

The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock will transfer from Level 1 to Level 2 if there are no actual market trades in the security on a valuation date. The security will transfer back to Level 1 if there are market trades on a subsequent valuation date. On September 30, 2013, this investment was considered Level 2, and its value was based on the closing bid price. On December 31, 2012, this investment was considered Level 1, and its value was based on the closing market price. There were no other transfers of investments between Levels 1, 2 and 3 during the nine months ended September 30, 2013.

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2012	$164,410,200
Net realized gains and change in net unrealized
appreciation of investments included in net
increase in net assets resulting from operations	21,105,400
Sales	(93,148,400)
Balance at September 30, 2013	$92,367,200

Unrealized appreciation of Level 3 investments held as of September 30, 2013 increased by $10,489,000 during the nine months ended September 30, 2013, which is included in the above table. In valuing Level 3 investments, the Corporation’s management considers the results of various valuation methods. Consideration is also given to corporate governance, marketability, professional appraisals, transaction prices, company and industry results and outlooks, and general market conditions. Management recommends a value for each investment in light of the information available. This information is presented to and discussed with the Corporation’s Board of Directors, which selects the value. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security

In valuing the Plymouth Rock Level 3 investment as of September 30, 2013, management used a number of significant unobservable inputs to develop a range of possible values for the investment.  It used a comparable company approach that applied average market multiples from selected publicly traded companies to financial information from each of Plymouth Rock’s major business segments.  The market multiples used were price-to-book value, price-to-earnings and price-to-revenue.  Management also used a discounted cash flow model based on a forecasted earnings growth rate ranging from 0%-4% and a weighted average cost of capital of 11%.  An independent valuation of Plymouth Rock’s shares was also considered. The values obtained were averaged (with greater weight given to the comparable company approach) and then discounted by 20% and 40% for lack of marketability, which represents the range of rates management believes market participants would apply.  The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its industry outlook, and the prices at which Plymouth Rock recently has repurchased shares from its shareholders were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and earnings growth rate in isolation would result in a higher (lower) range of fair value measurements.  Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3. Restricted Securities - The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On September 30, 2013, such investments had an aggregate value of $92,367,200, which was equal to 14.5% of the Corporation’s net assets. During the nine months ended September 30, 2013, the Corporation sold 35,000 shares of Plymouth Rock back to the company. Investments in restricted securities at September 30, 2013, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
AeroGroup International, Inc.	20,000	Common Stock	6/14/05	$ 11,719
The Plymouth Rock Company, Inc.	34,660	Class A Common Stock	12/15/82	866,500

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By: /s/ Wilmot H. Kidd

President

Date: November 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Wilmot H. Kidd

President

Date: November 5, 2013

By: /s/ Lawrence P. Vogel

Vice President and Treasurer

Date: November 5, 2013